UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

Exact name of registrant as specified in charter:	Aberdeen Greater China Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Aberdeen Greater China Fund, Inc. (GCH)

Annual Report
December 31, 2017

Shanghai, China

Aberdeen
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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Greater China Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2017. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan, or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

Total Investment Return

For the fiscal year ended December 31, 2017, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price, respectively, of the Fund compared to the Fund’s benchmark are as follows:

NAV*	35.6%
Market Price*	45.7%
MSCI Golden Dragon Index[1]	44.2%
*	assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Manager on page 4.

NAV, Market Price and Discount

	NAV	Market Price	Discount
12/31/2016	$10.30	$8.69	15.6%
12/31/2017	$13.73	$12.45	9.3%

Open Market Share Repurchase Program

On November 7, 2016, the Fund announced that its Board of Directors (the “Board”) had approved the renewal of the Fund’s repurchase program for an additional one-year period in a maximum aggregate amount of 5% of the Fund’s outstanding shares determined on October 31, 2016. The Board has instructed management to report repurchase activity to it regularly and to post the number of shares repurchased on the Fund’s website on a monthly basis. During the fiscal year ended December 31, 2017, the Fund repurchased 35,728 shares. The Board authorized management to continue the Fund’s repurchase program as of October 31, 2017, however, repurchases are currently on hold while shareholders consider the proposed fund consolidation discussed below.

Fund Consolidation

In light of increasingly challenging conditions for smaller closed-end funds, the Fund’s investment manager presented a proposal to the Board of Directors in an effort to create a more sustainable fund with broader investment appeal, increased portfolio yield characteristics, and a bigger fund with increased secondary market liquidity. In October 2017, the Fund’s Board of Directors and the boards of directors of seven other closed-end funds announced that they had each approved the consolidation of their respective funds into one fund, subject to the receipt of necessary approvals by stockholders of each fund. The combined fund would be managed by the Fund’s investment manager, or an affiliate of the Fund’s investment manager, and otherwise serviced by the same service providers as currently serve the Fund. In the consolidation, the Fund would be reorganized into the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), which would, in connection with the consolidation, assuming requisite stockholder approvals are obtained, be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Combined Fund”) and would invest in emerging market equity securities to seek to provide both current income and long-term capital appreciation. It’s anticipated that the Combined Fund will use leverage to achieve its objective. It is anticipated that the Combined Fund’s benchmark would be the MSCI Emerging Markets Index and that the Combined Fund would trade on the NYSE American (formerly, NYSE MKT) under a new ticker symbol, expected to be AEF. The Combined Fund’s strategy will seek to capitalize on Aberdeen’s global emerging market equity capability by investing in a global portfolio of emerging market securities. Following the consolidation, it is anticipated that the board of directors of the Combined Fund will consider the approval of a tender offer at 99% of NAV. The tender offer size, in combination with estimated capital gains to be distributed, will be up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The price, size and terms of the offer will be determined by the Combined Fund’s board at a later date. The proposed consolidation is subject to several conditions, including approval by Fund stockholders of record

[1]

The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index captures the equity market performance of large and mid-cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

Aberdeen Greater China Fund, Inc.

Letter to Shareholders (unaudited) (continued)

on December 18, 2017, who have received a prospectus/proxy statement describing the proposed consolidation and requesting their approval of the consolidation of the Fund into the Acquiring Fund. The special meeting of the Fund’s stockholders to consider the consolidation will be held on or about March 16, 2018. It is currently anticipated that the proposed consolidation will occur prior to the end of April 2018, subject to all requisite regulatory and stockholder approvals. The proposed tender offer would be conducted as soon as practicable following the consolidation.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific equity team. The Asia-Pacific equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. Nicholas Chui has replaced Frank Tian as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. This team also includes Flavia Cheong, Nicholas Yeo and Hugh Young.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC was announced on March 6, 2017 and closed on August 14, 2017 (“Merger”). Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund were not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment adviser and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund remained the same following the Merger.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s Semi-Annual and Annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeengch.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at http://cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Aberdeen Greater China Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: http://cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv
•	Email: InvestorRelations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Equities in China, Hong Kong and Taiwan posted solid gains over the review period, keeping in step with the global market rally. A synchronized worldwide economic recovery, resurgent earnings and subdued inflation buoyed markets. Global financial conditions also proved supportive.

China’s equity market outpaced its counterparts. Healthy growth data along with Morgan Stanley Capital International’s (MSCI’s) decision to include A-shares in its influential indices and a relentless rise in Chinese internet stocks drove the mainland market, despite Beijing’s greater regulatory scrutiny and efforts to tighten leverage.

The Hong Kong market benefited over the reporting period from a sustained influx of Chinese capital via the two Stock Connect programs,1 robust earnings growth projections, and a steadier growth outlook for mainland China. Upbeat domestic economic growth also bolstered investor sentiment. Hong Kong’s economy accelerated in the fourth quarter of 2017 amid an increase in exports, higher domestic demand and a recovery in the tourism sector.

Meanwhile, a rally in the global technology sector and robust foreign fund inflows boosted Taiwan’s equity market during the reporting period; companies in the Apple supply chain were among the beneficiaries. Exports – a closely watched indicator of the health of the global technology cycle – climbed in 2017, raising expectations that solid demand for electronic products will keep economic growth momentum steady in 2018.

Fund performance review

The Fund returned 35.57% on a net asset value basis over the 12-month period ended December 31, 2017, lagging the 44.19% return of its benchmark, the MSCI Golden Dragon Index.2 Negative stock selection in Hong Kong was the primary detractor from Fund performance for the reporting period, while the underweight exposure to Taiwan and positive stock selection in China had a positive impact.

At the stock level, the Fund’s underweight allocation to internet company Tencent Holdings relative to the benchmark and the absence of a position in online retailer Alibaba detracted from performance for the reporting period, as their share prices surged on the back of good quarterly results. We increased the position in Tencent Holdings over the reporting period, but it remains an underweight position. We are more circumspect when it comes to Alibaba. While we acknowledge that the company has a strong competitive moat3 and impressive business model, we see potential downside risks from poor corporate governance.

In contrast, the Fund’s holding in Hangzhou Hikvision, a security surveillance camera and systems manufacturer, contributed to performance for the reporting period as the company benefited from solid growth in both its domestic and overseas operations. China International Travel Service (CITS), the mainland’s largest duty-free operator, also performed well, as it won the bid to run duty-free services at Beijing Capital International Airport’s terminals 2 and 3, and reported positive results over the reporting period. We think that CITS is poised to capitalize on rising consumer spending and growing demand for domestic travel. The Fund’s position in Kweichow Moutai bolstered performance as the Chinese distiller reported good results with double-digit, year-over-year earnings growth over the reporting period.

In Hong Kong, the Fund’s holdings in conglomerates Jardine Strategic and Swire Pacific posted negative returns for the reporting period. Shares of Jardine Strategic remained under pressure from investors’ concerns over heightened competition in its automotive business in Indonesia, while Swire Pacific saw weak performance amid the restructuring of its airline business and cyclical challenges for its marine segment. We reduced the Fund’s position in Swire Pacific during the reporting period.

Outlook

After a banner year in 2017, we think that equity markets in Greater China, as well as globally, may be due for a pullback. A possible trigger could be global central banks’ over-tightening of monetary policy, which the People’s Bank of China has to manage with caution. While policymakers want to defuse financial risks fueled by rapid credit expansion, we think that they are aware that haste will backfire and are likely to take a gradual approach in an effort to minimize market disruption. Another risk is the possibility of a trade confrontation with the U.S., as tensions mount over the growing imbalance in China-U.S. trade.

Nonetheless, we think that the current backdrop suggests that momentum may have further to run. Underpinning this optimism is the synchronized global upswing, with major economies growing at a

[1]

The Stock Connect program is a collaboration among the Hong Kong, Shanghai and Shenzhen Stock Exchanges, which allows international and mainland China investors to trade securities through the trading and clearing facilities of their home exchange.

[2]

The MSCI Golden Dragon Index measures equity market performance in the China region. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[3]	The competitive moat is the competitive advantage that one company has over other companies in the same industry.

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

decent pace. China has been a key beneficiary, with exports rising amid a recovery in global demand. More significantly, in our view, consumption is increasingly driving the country’s expansion. According to the National Bureau of Statistics, domestic consumption now comprises nearly 60% of gross domestic product; the transition from an export-led economy appears to be well under way. The mainland has also avoided the financial crisis that many had feared. President Xi Jinping has signaled greater resolve to tackle financial risks such as burgeoning debt levels. And by taking a tougher stance on heavily polluting industries – which face additional streamlining under reform plans to reduce industrial overcapacity – we believe that China’s leadership is ensuring that growth stays on a more sustainable trajectory.

Meanwhile, corporate fundamentals remain supportive, in our view. Earnings are rebounding after languishing in recent years. The consensus for earnings growth, particularly the A-share market, is even higher than that for several other Asian equity markets. And while some stocks are trading at a premium after the rally in 2017, we think that overall valuations appear reasonable in view of projected earnings growth. In our view, this should provide us with selective opportunities to initiate new positions in the Fund or add to favored holdings.

Aberdeen Asset Management Asia Limited

Aberdeen Greater China Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Golden Dragon Index for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2017.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (“NAV”)	35.6%	10.0%	5.4%	-0.7%
Market Price	45.7%	11.1%	4.2%	-0.1%
MSCI Golden Dragon Index	44.2%	12.3%	10.4%	4.7%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeengch.com or by calling 800-522-5465.

The total expense ratio based on the fiscal year ended December 31, 2017 was 1.80%.

Aberdeen Greater China Fund, Inc.

Portfolio Summary (unaudited)

The following table summarized the Fund’s portfolio by country expressed as a percentage of net assets as of December 31, 2017.

Countries	As a Percentage of Net Assets
China	47.1%
Hong Kong	40.2%
Taiwan	10.3%
United States	2.3%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(0.3)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. An industry classification standard sector can include more than one industry group. As of December 31, 2017, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS Sectors, are comprised of several industries. As of December 31, 2017, the Fund held 99.9% of its net assets in equities, 0.4% in a short-term investment and (0.3)% in liabilities in excess of other assets.

Sectors	As a Percentage of Net Assets
Financials	19.7%
Information Technology	19.2%
Industrials	15.1%
Consumer Discretionary	13.2%
Real Estate	9.8%
Telecommunication Services	8.4%
Consumer Staples	5.0%
Health Care	4.6%
Energy	3.5%
Utilities	1.4%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(0.3)%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2017:

Name of Security	As a Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.6%
AIA Group Ltd.	6.3%
Tencent Holdings Ltd.	4.9%
HSBC Holdings PLC	4.6%
Jardine Strategic Holdings Ltd.	3.8%
China Mobile Ltd.	3.7%
MTR Corp. Ltd.	3.7%
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares	3.6%
Hong Kong Exchanges & Clearing Ltd.	3.1%
China International Travel Service Corp. Ltd., A Shares	2.9%

Aberdeen Greater China Fund, Inc.

Portfolio of Investments

As of December 31, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)

LONG-TERM INVESTMENTS—99.9%
COMMON STOCKS—99.9%
CHINA—47.1%
1,130,000	China Conch Venture Holdings Ltd. (a)	Machinery—2.2%	$2,614,280
2,300,000	China Construction Bank Corp., Class H (a)	Banks—1.7%	2,117,270
529,840	China International Travel Service Corp. Ltd., A Shares (a)(b)	Hotels, Restaurants & Leisure—2.9%	3,523,567
90,200	China Literature Ltd. (c)(d)	Internet Software & Services—0.8%	964,592
727,000	China Merchants Bank Co. Ltd., A Shares (a)(b)	Banks—2.7%	3,236,389
80,000	China Merchants Bank Co. Ltd., H Shares (a)	Banks—0.3%	316,725
449,000	China Mobile Ltd. (a)	Wireless Telecommunication Services—3.7%	4,540,306
586,000	China Resources Land Ltd. (a)	Real Estate Management & Development—1.4%	1,719,114
1,723,000	CNOOC Ltd. (a)	Oil, Gas & Consumable Fuels—2.0%	2,473,566
1,620,000	CSPC Pharmaceutical Group Ltd. (a)	Pharmaceuticals—2.7%	3,263,686
698,400	Fuyao Glass Industry Group Co. Ltd., H Shares (a)(c)	Auto Components—2.4%	2,938,103
726,125	Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (b)	Electronic Equipment Instruments & Components—3.6%	4,348,721
100,150	Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (b)	Electronic Equipment Instruments & Components—0.5%	599,793
31,500	Kweichow Moutai Co. Ltd., A Shares (b)	Beverages—2.8%	3,369,175
7,000	Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (b)	Beverages—0.6%	748,705
600,000	Nexteer Automotive Group Ltd. (a)(d)	Auto Components—1.2%	1,425,854
2,692,000	PetroChina Co. Ltd., H Shares (a)	Oil, Gas & Consumable Fuels—1.5%	1,871,874
112,500	Ping An Insurance Group Co. of China Ltd., H Shares (a)	Insurance—1.0%	1,166,858
384,923	Shanghai International Airport Co. Ltd., A Shares (b)	Transportation Infrastructure—2.2%	2,660,532
114,000	Tencent Holdings Ltd. (a)	Internet Software & Services—4.9%	5,900,402
1,600,000	Tong Ren Tang Technologies Co. Ltd., H Shares (a)	Pharmaceuticals—1.9%	2,309,050
520,000	TravelSky Technology Ltd., H Shares (a)	Information Technology Services—1.3%	1,554,417
1,420,000	Yanlord Land Group Ltd. (a)	Real Estate Management & Development—1.4%	1,717,003
41,500	Yum China Holdings, Inc.	Hotels, Restaurants & Leisure—1.4%	1,660,830
			57,040,812
HONG KONG—40.2%
893,000	AIA Group Ltd. (a)	Insurance—6.3%	7,595,539
733,000	Asia Satellite Telecommunications Holdings Ltd. (a)	Diversified Telecommunication Services—0.5%	664,985
126,800	ASM Pacific Technology Ltd. (a)	Semiconductors & Semiconductor Equipment—1.5%	1,759,101
1,990,000	Convenience Retail Asia Ltd. (a)	Food & Staples Retailing—0.8%	939,906
1,948,000	Giordano International Ltd. (a)	Specialty Retail—0.9%	1,035,440
1,220,000	Hang Lung Properties Ltd. (a)	Real Estate Management & Development—2.5%	2,971,887
1,207,500	HKBN Ltd.	Diversified Telecommunication Services—1.3%	1,526,984
876,043	Hong Kong & China Gas Co. Ltd. (a)	Gas Utilities—1.4%	1,715,548
122,934	Hong Kong Exchanges & Clearing Ltd. (a)	Capital Markets—3.1%	3,760,338
538,396	HSBC Holdings PLC (a)	Banks—4.6%	5,535,416
116,200	Jardine Strategic Holdings Ltd.	Industrial Conglomerates—3.8%	4,599,196
1,749,000	Kerry Logistics Network Ltd. (a)	Air Freight & Logistics—2.0%	2,477,838
760,444	MTR Corp. Ltd. (a)	Road & Rail—3.7%	4,450,975
7,010,000	Pacific Basin Shipping Ltd. (a)(d)	Marine—1.2%	1,511,451
1,124,000	Shangri-La Asia Ltd. (a)	Hotels, Restaurants & Leisure—2.1%	2,545,404
228,000	Swire Pacific Ltd., Class A (a)	Real Estate Management & Development—1.7%	2,109,529
1,056,400	Swire Properties Ltd.	Real Estate Management & Development—2.8%	3,407,371
			48,606,908

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (concludued)

As of December 31, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
TAIWAN—10.3%
171,000	Taiwan FamilyMart Co. Ltd.	Food & Staples Retailing—0.8%	$1,022,834
970,000	Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services—2.9%	3,504,041
1,034,000	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment—6.6%	7,974,293
			12,501,168
UNITED STATES—2.3%
615,600	Samsonite International SA	Textiles, Apparel & Luxury Goods—2.3%	2,828,678
	Total Common Stocks		120,977,566
	Total Long-Term Investments—99.9% (cost $99,048,167)		120,977,566
SHORT-TERM INVESTMENT—0.4%
UNITED STATES—0.4%
447,638	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.22% (e)		447,638
	Total Short-Term Investment—0.4% (cost $447,638)		447,638
	Total Investments—100.3% (cost $99,495,805) (f)		121,425,204

	Liabilities in Excess of Other Assets—(0.3)%		(358,116)
	Net Assets—100.0%		$121,067,088

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Non-income producing security.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of December 31, 2017.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC Public	Limited Company

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2017

Assets
Investments, at value (cost $99,048,167)	$120,977,566
Short-term investment, at value (cost $447,638)	447,638
Foreign currency, at value (cost $1,078,884)	1,081,546
Cash at broker for China A shares	7,138
Interest and dividends receivable	36,129
Prepaid expenses	50,834
Total assets	122,600,851

Liabilities
Dividends payable to common shareholders	1,274,908
Investment management fees payable (Note 3)	99,997
Investor relations fees payable (Note 3)	8,715
Director fees payable	8,336
Administration fees payable (Note 3)	8,134
Other accrued expenses	133,673
Total liabilities	1,533,763

Net Assets	$121,067,088

Composition of Net Assets:
Common stock (par value $.001 per share)	$8,817
Paid-in capital in excess of par	105,177,925
Distributions in excess of net investment income	(77,452)
Accumulated net realized loss from investment and foreign currency transactions	(5,974,452)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	21,932,250
Net Assets	$121,067,088
Net asset value per share based on 8,816,794 shares issued and outstanding	$13.73

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2017

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $168,733)	$3,135,010
Total Investment Income	3,135,010

Expenses
Investment management fee (Note 3)	1,079,446
Directors’ fees and expenses	249,100
Legal fees and expenses	151,268
Administration fee (Note 3)	87,118
Insurance expense	80,792
Reports and notices to shareholders	74,351
Audit fees	64,750
Custodian and accounting fees	60,952
Investor relations fees (Note 3)	41,904
NYSE listing fee	23,750
Transfer agent’s fees and expenses	20,242
Miscellaneous expenses	24,945
Net expenses	1,958,618

Net Investment Income	1,176,392

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	(3,185,973)
Foreign currency transactions	21,127
(3,164,846)

Net change in unrealized appreciation/(depreciation) on:
Investments	34,122,159
Foreign currency translation	11,941
34,134,100
Net realized and unrealized gain from investment and foreign currency related transactions	30,969,254
Net Increase in Net Assets Resulting from Operations	$32,145,646

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

Increase/(Decrease) from Investment Operations

Operations:
Net investment income	$1,176,392	$1,156,023
Net realized loss from investment and foreign currency related transactions	(3,164,846)	(2,166,762)
Net change in unrealized appreciation on investments and foreign currency translation	34,134,100	3,578,086
Total increase from investment operations	32,145,646	2,567,347

Dividends and Distributions to Shareholders from:
Net investment income	(1,918,358)	(450,674)
Net realized gains	—	(369,839)
Total dividends and distributions to shareholders	(1,918,358)	(820,513)

Common Stock Transactions:
Repurchase of shares under open market repurchase policy (35,728 and 206,626, respectively) (Note 6)	(332,470)	(1,772,723)
Change in net assets from capital transactions	(332,470)	(1,772,723)
Net increase/(decrease) in net assets	29,894,818	(25,889)

Net Assets:
Beginning of year	91,172,270	91,198,159
End of year (including (distributions in excess of net investment income)/accumulated net investment income) of ($77,452) and $643,387, respectively)	$121,067,088	$91,172,270

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net asset value, beginning of year	$10.30	$10.07	$11.27	$11.43	$13.41
Net investment income/(loss)	0.13	0.13	0.18	0.08	(0.04)
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	3.51	0.15	(0.90)	0.11	(0.83)
Total from investment operations	3.64	0.28	(0.72)	0.19	(0.87)
Dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.05)	(0.18)	(0.07)	–
Net realized gains	–	(0.04)	(0.33)	(0.16)	(1.34)
Total dividends and distributions	(0.22)	(0.09)	(0.51)	(0.23)	(1.34)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–	–	–	(0.12)	–
Accretion to net asset value, resulting from share repurchases and shares tendered (Note 5)	–	–	–	–	0.23
Impact due to open market repurchase policy (Note 6)	0.01	0.04	0.03	–	–
Total of capital share transactions	0.01	0.04	0.03	(0.12)	0.23
Net asset value, end of year	$13.73	$10.30	$10.07	$11.27	$11.43
Market value, end of year	$12.45	$8.69	$8.56	$9.92	$10.16

Total Investment Return Based on(b):
Market value	45.71%	2.56%	(8.15% )	(0.17% )	(10.34% )
Net asset value	35.57%	3.33%	(4.89% )	0.81%	(3.27% )

Ratios/Supplemental Data:
Net assets, end of year (000 omitted)	$121,067	$91,172	$91,198	$103,665	$94,876
Total expenses, net of fee waivers	1.80%	1.88%	1.81%	1.99%	2.23%
Total expenses, excluding fee waivers	1.80%	1.90%	1.82%	1.99%	2.23%
Net investment income/(loss)	1.08%	1.28%	1.58%	0.66%	(0.32% )
Portfolio turnover	19%	15%	14%	11%	54%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, and that dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market price.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements

December 31, 2017

1. Organization

Aberdeen Greater China Fund, Inc. (the “Fund”), formerly The Greater China Fund, Inc., was incorporated in Maryland on May 11, 1992 and commenced operations on July 23, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (I) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (II) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

Fund Consolidation

In October 2017, the Fund’s Board of Directors (the “Board”) and the boards of directors of seven other closed-end funds announced that they had each approved the consolidation of their respective funds into one fund, subject to the receipt of necessary approvals by stockholders of each fund. In the consolidation, the Fund would be reorganized into the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), which would, in connection with the consolidation, assuming requisite stockholder approvals are obtained, be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Combined Fund”) and would invest in emerging market equity securities. It’s anticipated that the Combined Fund will use leverage to achieve its objective. The proposed consolidation is subject to several conditions, including approval by Fund stockholders, who will receive a prospectus/proxy statement describing the proposed consolidation. The Stockholder Letter contains further information about the fund consolidation.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakdown of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	39,215,745	81,761,821	–	120,977,566
Short-Term Investment	447,638	–	–	447,638
	39,663,383	81,761,821	–	121,425,204

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2.

During the fiscal year ended December 31, 2017, the securities issued by Asia Satellite Telecommunications Holdings Ltd. and Yanlord Land Group Ltd. transferred from Level 1 to Level 2 at the values of $664,985 and $1,717,003, respectively, because there was a valuation factor applied at December 31, 2017. Also, securities issued by Hangzhou Hikvision Digital Technology Co. Ltd., A Shares, HKBN Ltd., Jardine Strategic Holdings Ltd., Kweichow Moutai Co. Ltd., A Shares, Samsonite International SA, Shanghai International Airport Co. Ltd., A Shares, Swire Properties Ltd., Taiwan FamilyMart Co. Ltd. Taiwan Mobile Co. Ltd. and Taiwan Semiconductor

Manufacturing Co. Ltd. transferred from Level 2 to Level 1 at the values of $4,348,721, $1,526,984, $4,599,196, $3,369,175, $2,828,678, $2,660,532, $3,407,371, $1,022,834, $3,504,041 and $7,974,293, respectively because the securities were valued without the application of a valuation factor at December 31, 2017.

For the fiscal year ended December 31, 2017, there were no significant changes to the fair valuation methodologies. There were no Level 3 investments held at the beginning of the fiscal year ended December 31, 2017.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against a foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

these countries. The Fund accrues such taxes when the related income is earned.

g. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. As of and during the fiscal year ended December 31, 2017, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC was announced on March 6, 2017 and closed on August 14, 2017 (“Merger”). Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund were not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment adviser and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund has remained the same following the Merger.

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. AAMAL is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. AAMAL receives a monthly fee, computed weekly, at an annual rate of 1.00% of the Fund’s average weekly net assets up to $100 million, 0.90% of the Fund’s average weekly net assets from and including $100 million up to $200 million, and 0.75% of the Fund’s average weekly net assets above $200 million. For the fiscal year ended December 31, 2017, AAMAL earned a total of $1,079,446 in management fees. Effective January 1, 2017, AAMAL entered into a written contract (the “Expense Limitation Agreement”) with the Fund. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and nonroutine expenses) from exceeding 2.00% of the average weekly net assets of the Fund on an annualized basis. For the fiscal year ended December 31, 2017, AAMAL did not waive any fees because the Fund did not reach the limit.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the fiscal year ended December 31, 2017, AAMI earned $87,118 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average net assets per annum. Any difference between the limited rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI) provides, among other things, objective and timely information to shareholders based on publicly available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended December 31, 2017, the Fund incurred investor relations fees of approximately $41,904. For the fiscal year ended December 31, 2017, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2017, were $20,788,779 and $19,776,971, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value per share of common stock. During the fiscal year ended December 31, 2017, the Fund repurchased 35,728 shares pursuant to its Open Market Repurchase Program (see Note 6). As of December 31, 2017, there were 8,816,794 shares of common stock issued and outstanding.

6. Open Market Share Repurchase Program

On November 7, 2016, the Fund announced that the Board of Directors authorized management to continue open market purchases for an additional one-year period in a maximum aggregate amount of 5% of the Fund’s outstanding shares, determined on October 31, 2016. The Board authorized management to continue the Fund’s repurchase program as of October 31, 2017, however, repurchases are currently on hold while shareholders consider the proposed fund consolidation discussed previously. The Board instructed management to report repurchase activity to it regularly and to post the number of shares repurchased on the Fund’s website on a monthly basis.

There is no assurance the Fund will purchase any shares or that the share repurchase program will have an impact on the liquidity or value of the Fund or the Fund’s shares. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended December 31, 2017, the Fund repurchased 35,728 shares through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund’s investment manager are unsuccessful.

b. China Risk

The economy of China differs from the U.S. and other more established economies in such respects as structure, general

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund’s ability to freely trade in China A shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

d. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of December 31, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$100,095,713	$29,628,917	$(8,299,426)	$21,329,491

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2017

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 was as follows:

	December 31, 2017	December 31, 2016
Distributions paid from:
Ordinary Income	$1,918,358	$450,674
Net long-term capital gains	–	369,839
Total tax character of distributions	$1,918,358	$820,513

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(4,159,085	)*
Qualified late-year loss deferrals	(1,217,880	)**
Dividend payable	(75,031)
Unrealized appreciation/(depreciation)	21,332,342	***
Total accumulated earnings/(losses) – net	$15,880,346

*	As of December 31, 2017, the Fund has a capital loss carryforward available of $4,159,085, which consisted of long-term post RIC-Mod losses with no expiration date. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.
**	For the year ended December 31, 2017, the Fund deferred qualified late year losses of $(1,217,880). Under federal tax law, qualified late year losses realized from investment income transactions after October 31 may be deferred and treated as occurring in the following year.
***	The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to dividends payable and wash sales.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses. These reclassifications have no effect on net assets or NAV per share.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss from Investment and Foreign Currency Transactions
$21,127	$(21,127)

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2017.

Aberdeen Greater China Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Aberdeen Greater China Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Greater China Fund, Inc. (the Fund), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

February 27, 2018

Aberdeen Greater China Fund, Inc.

Tax Information (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Greater China Fund, Inc. during the fiscal year ended December 31, 2017:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
9/29/2017	0.072980	–	–	0.072980	0.006418	0.079398	0.034048	0.079200
1/8/2018	0.144600	–	–	0.144600	0.012717	0.157317	0.067461	0.156923

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

BOARD OF DIRECTORS’ CONSIDERATION OF ADVISORY AGREEMENT

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Greater China Fund, Inc. (the “Fund”) held on November 13, 2017, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (including the rules thereunder, the “1940 Act”), approved for an additional twelve-month period the continuation of the Fund’s Investment Management Agreement (the “Agreement”) with Aberdeen Asset Management Asia Limited (the “Investment Manager”).

In considering whether to approve the renewal of the Fund’s Agreement, the Board reviews a variety of information provided by the Investment Manager relating to the Fund and the Agreement, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Investment Manager under the Agreement. The materials provided to the Board included, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Agreement to the Investment Manager; (iv) a report prepared by the Investment Manager in response to a request submitted by legal counsel on behalf of the Independent Directors;

and (v) a memorandum from legal counsel on the responsibilities of the Board in considering for approval the Agreement under the 1940 Act. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Investment Manager’s financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Investment Manager’s investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Investment Manager and the use, if any, of “soft” commission dollars; (vi) the resources of the Investment Manager devoted to, and its record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Investment Manager and its affiliates.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Agreement, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Investment Manager.

The Independent Directors were advised by legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel regarding consideration of the renewal of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as determinative. Individual Directors may have evaluated the

Aberdeen Greater China Fund, Inc.

Supplemental Information (unaudited) (continued)

information presented differently from one another, giving different weight to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement.  The Directors considered the nature, extent and quality of the services provided by the Investment Manager to the Fund and the resources dedicated to the Fund by the Investment Manager. The Board considered, among other things, the Investment Manager’s investment experience. The Board received information regarding the Investment Manager’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Investment Manager. The Board also considered the background and experience of the Investment Manager’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered that they receive information on a regular basis from the Fund’s Chief Compliance Officer regarding the Investment Manager’s compliance policies and procedures. The Board also considered the Investment Manager’s risk management processes. The Board considered the Investment Manager’s brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that it was satisfied with the nature, extent and quality of the services provided and supported the renewal of the Agreement.

Investment performance of the Fund and the Investment Manager.  The Board received and reviewed with management, among other performance data, information compiled by Strategic Insight (“SI”), an Asset International Company, an independent third-party provider of investment company data as to the Fund’s total return, as compared to the four other funds in the Fund’s China Region Morningstar category (the “Morningstar Group”) and a peer group of fourteen closed-end funds identified by SI (the “Peer Group”), which includes the five funds in the Morningstar Group. The Board also received performance information from management that compared the Fund’s return to comparable closed-end funds and the Fund’s benchmark, the MSCI Golden Dragon Index.

While the data presented covered various periods, the Board considered that the Investment Manager began managing the Fund effective January 2013 and therefore the Board determined that performance since that date was more relevant to the consideration of the continuance of the Agreement than data regarding prior periods. The Board received and considered information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information, including relative to its Morningstar Group, and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return as compared with the total returns of its respective Morningstar Group average, and other comparable Aberdeen-managed funds. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the restrictions applicable to these other funds. The Board took into account management’s discussion of the Fund’s performance.

Specifically, the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the four other closed-end funds in the Fund’s Morningstar Group as well the Peer Group. The SI report indicated that the Fund’s annualized net total return was in the second quartile for the year to date period ended June 30, 2017 (21.94% compared to 21.03% for the Peer Group) and above the average for the funds in the Morningstar Group (20.61%) over this period and in the first quartile for the one year ended June 30, 2017 (27.47% compared to 21.74% for the Peer Group) and above the average for the funds in the Morningstar Group (26.17%) over this period.

With respect to the Fund’s benchmark, the Investment Manager explained that the underperformance for the one year ended June 30, 2017 (21.94% vs. 23.49%) was driven by negative country selection and currency impact, partially offset by positive stock selection. At the country level, the Fund was significantly underweight to China and Taiwan and significantly overweight to Hong Kong. China was among the best-performing Asian markets over the year and the underweight hurt performance while the underweight to Taiwan helped performance versus the benchmark. The Investment Manager reminded the Board of its continued adherence to its long-standing investment philosophy and process, which results in a long-term hold style of management. The Board also received and reviewed information as to the Fund’s total return as compared with other Aberdeen-managed funds through June 30, 2017 with sufficiently similar investment portfolios to those of the Fund and noted that the Fund had slightly outperformed one of those funds and slightly underperformed another during the one year period ended June 2017 and outperformed both since the Investment Manager took over management of the Fund. The Investment Manager informed the Board that it remains confident in

Aberdeen Greater China Fund, Inc.

Supplemental Information (unaudited) (continued)

its investment process and philosophy. The Board also considered the discount at which the Fund’s shares trade relative to the Fund’s net asset value and discussed with the Investment Manager the size of the discount relative to the discount for funds in the Peer Group. The Board noted that the discount was more narrow than in years past due to the proposed transaction involving the Fund and other Aberdeen-managed closed-end funds. The Board concluded that the Fund’s performance is consistent with the Investment Manager’s philosophy and process of detailed bottom-up stock selection leading to a high conviction portfolio and a buy and hold style of management, which the Board accepts will result in periods of volatility in relative performance. Nonetheless, the Board expressed to the Investment Manager that absolute and relative performance are important to it and shareholders and that the Board expects performance to improve over the long-term.

Fees and expenses.  The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Board noted that it had selected the Investment Manager in 2012 after consideration of several other investment managers and noted that at the time the Investment Manager had agreed to reduce its proposed fee. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by the Peer Group. The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Board also received information from management regarding the fees charged by the Investment Manager to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses. Management noted that the Fund is the smallest of the five funds in its Peer Group in terms of asset size, which adversely affects the Fund in comparisons relative to the Peer Group, as discussed below.

Specifically, SI data indicated that: the Fund’s gross management fee rate (computed based on average managed assets for the one year period ended June 30, 2017, and which reflects both the advisory fee and the administration fee) ranked the Fund in the third quartile in its Peer Group, consisting of all closed-end funds within the China

Region Morningstar category as compiled by SI as well as the nine other closed end funds identified by SI and the Fund’s net total expense ratio based on average managed assets, which includes the Fund’s assets attributable to its common stock for the one year period ended June 30, 2017, was above the median for its Peer Group. The Board noted that in response to its request, effective January 1, 2017, the Investment Manager agreed to limit the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) to 2.00% of the average weekly net assets of the Fund on an annualized basis. The Board also took into account information from management regarding profitability and ancillary benefits and the fees charged by the Investment Manager to other clients with sufficiently similar investment portfolios and investment management services to those of the Fund.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Investment Manager. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels and how the Fund’s management fee compares relative to its Peer Group at higher asset levels.

After reviewing these and related factors, the Board concluded that the advisory fee structure was reasonable, and supported the renewal of the Agreement.

The Directors also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund;

•

whether the Fund has operated in accordance with its investment objectives and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Investment Manager. The Directors also considered the compliance-related resources the Investment Manager and their affiliates were providing to the Fund; and

•

so-called “fallout benefits” to the Investment Manager and their affiliates, such as reputational and other indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Aberdeen Greater China Fund, Inc.

Supplemental Information (unaudited) (concluded)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by counsel, the Directors, including the Independent Directors, concluded that renewal of the Agreement would be in the best interest of each of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Agreement for an additional one-year period.

Aberdeen Greater China Fund, Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless Computershare (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, at Computershare P.O. Box 30170, College Station, Texas 77842-3170. For further information regarding the plan, you may also contact the Plan Agent directly at 1-800-647-0584.

Aberdeen Greater China Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address, and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

John A. Hawkins c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1942	Chairman of Board, Director, Chairman of Executive Committee, Member of Audit Committee, Governance and Nominating Committee, and Discount Oversight Committee	Since 1992; Current term ends at the 2018 Annual Meeting	Previously, Executive Vice President – Private Clients with The Bank of Bermuda Ltd.; Currently, Director of Raffles Asia Investment Company Ltd. and SR Global Fund Inc.	1	Director of Aberdeen Emerging Markets Investment Company Ltd., Raffles Asia Investment Company Ltd., and SR Global Fund Inc.

C. William Maher c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Director, Chairman of Audit Committee, Member of Executive Committee, Governance and Nominating Committee, and Discount Oversight Committee	Since 2003; Current term ends at the 2020 Annual Meeting	Formerly, Chief Executive Officer of Santa Barbara Tax Products Group; Formerly, Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management.	1	None

Jonathan J.K. Taylor c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1943	Director, Chairman of Governance and Nominating Committee, Member of Audit Committee, Executive Committee, and Discount Oversight Committee	Since 1994; Current term ends at the 2020 Annual Meeting	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers).	1	Director and Chairman of Schroder Japan Growth Fund Plc.

Aberdeen Greater China Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Moritz Sell c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Director, Chairman of Discount Oversight Committee, Member of Governance and Nominating Committee and Audit Committee	Since 2012; Current term ends at the 2019 Annual Meeting	Mr. Sell currently serves as a Principal at Edison Holdings GmbH (commercial real estate and venture capital) (since October 2015). In addition, Mr. Sell currently serves as Senior Advisor to Markston International LLC, an independent investment manager. Formerly, Director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to 2013.	3	Chairman of Aberdeen Singapore Fund, Inc. and Director of Aberdeen Australia Equity Fund, Inc., and The Swiss Helvetia Fund, Inc.

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Funds (consisting of 18 portfolios) and Aberdeen Investment Funds (consisting of 4 portfolios), have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex.”

Aberdeen Greater China Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President and Principal Executive Officer	Since 2013	Currently, Director, Vice President, and Head of Product – Americas for AAMI, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. He joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer	Since 2014	Currently, Head of International Compliance for Aberdeen Asset Management PLC (since 2017) and Director, Vice President and Head of Compliance – Americas for AAMI. Mr. Cotton joined AAMI in 2010 as Head of Compliance Americas.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Chief Legal Officer	Since 2014	Currently, Vice President and Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI as U.S. Counsel in July 2007.

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Financial Officer	Since 2014	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas for AAMI. Ms. Melia joined AAMI as Head of Fund Administration – US in 2009.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2014	Currently, Head of Product Management for AAMI since 2009. Ms. Kennedy joined AAMI in 2005.

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017	Currently, Head of Conduct and Compliance-Americas / Deputy Chief Risk Officer and Vice President for AAMI (since 2017). Prior to that, Mr. Andolina was Deputy Head of Compliance – Americas. Mr. Andolina joined Aberdeen in 2012.

Nicholas Yeo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Portfolio Manager	Since 2013	Head of China/Hong Kong Equities team Aberdeen Asset Management Asia Limited since 2007; Asian Equities team (2004-2007); London Emerging Markets team (2000-2004); formerly Trainee Investment Manager with Murray Johnstone.

Aberdeen Greater China Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Bev Hendry* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014	Currently, Chief Executive Officer of Americas and a member of the Aberdeen Standard Management Executive Committee. He previously held the positions of Co-Head of Americas and Chief Financial Officer for AAMI until 2016. Mr. Hendry first joined AAMI in 1987 and helped establish AAMI’s business in the Americas in Fort Lauderdale. Mr. Hendry left AAMI in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined AAMI from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2013	Currently, Group Head of Product Opportunities and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of AAMI.

Kasey Deja* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	Since 2014	Currently, Senior Product Manager within Product Management for AAMI. Ms. Deja joined Aberdeen in 2005.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2014	Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008.

*	Messrs. Goodson, Cotton, Yeo, Hendry, Andolina and Pittard and Mses. Sitar, Melia, Kennedy, Deja, and Ferrari, hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, the Aberdeen Funds and Aberdeen Investment Funds, each of which may be deemed to be a part of the same “Fund Complex.”

Aberdeen Greater China Fund, Inc.

Corporate Information

Directors

John A. Hawkins, Chairman

C. William Maher

Moritz A. Sell

Jonathan J.K. Taylor

Officers

Alan Goodson, President and Principal Executive Officer

Jeffrey Cotton, Vice President and Chief Compliance Officer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President—Compliance

Bev Hendry, Vice President

Christian Pittard, Vice President

Nicholas Yeo, Vice President and Portfolio Manager

Andrea Melia, Treasurer and Principal Financial Officer

Sharon Ferrari, Assistant Treasurer

Kasey Deja, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Greater China Fund, Inc. are traded on the NYSE under the symbol “GCH”. Information about the Fund’s net asset value and market price is available at www.aberdeengch.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Greater China Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen

Are you a financial explorer?

Financial Explorers are intrepid investors whose perspectives extend beyond national boundaries.

They look at markets beyond their backyards to maximize opportunities on long-term investments.

Financial Explorers seek opportunities in unfamiliar, and sometimes, unexpected places - with the fortitude to weather small storms and the endurance to wait for returns.

At Aberdeen Asset Management, we have actively searched the globe for over three decades to bring Financial Explorers the investments that can help diversify their portfolios.

Opportunity knows no boundaries.
Why should you?

Aberdeen Closed-End Funds.
Open your world.

24 MAR 2016
23 JUL 2014
PASSPORT

cef.aberdeen-asset.us

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the Fund. The NAV is the value of an entity's assets less the value of its liabilities. The market price is the current price at which an asset can be bought or sold. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

In the United States, Aberdeen Asset Management is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers is wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. "Aberdeen" is a U.S. registered service mark of Aberdeen Asset Management PLC.

GCH- ANNUAL

Item 2 - Code of Ethics.

(a)

As of December 31, 2017, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 - Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that C. William Maher and John A. Hawkins, both members of the Board of Directors’ Audit Committee, possess the attributes, and have acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Mr. Maher and Mr. Hawkins as the Audit Committee’s financial experts. Each of Mr. Maher and Mr. Hawkins is considered to be an “independent” Director, as such term defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) Tax Fees	(d) All Other Fees
December 31, 2017	$59,917	$0	$7,500 (1)	$0
December 31, 2016	$56,000	$0	$7,500 (1)	$0

(1)	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) provide prior approval of the engagement of the independent auditors to provide: (a) all audit or permissible non-audit services to the Registrant, and (b) all non-audit services to the Registrant’s investment adviser, or any affiliated person of the investment adviser, that relate directly to the Registrant’s operations and financial reporting, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws; the Audit Committee shall also consider the controls applied by the auditors and any measures taken by management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion; (ii) review and approve the fees proposed to be charged to the Registrant by the independent auditors for each audit and non-audit service; and (iii) consider whether the provision of non-audit services by the Registrant’s independent auditors to the Registrant’s investment adviser or any affiliated person of the investment adviser that provides ongoing services to the Registrant, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence.

(e)(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $673,293 for 2017 and 757,529 for 2016.

(h)

The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 - Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2017, the Audit Committee members were:

C. William Maher

John A. Hawkins

Moritz A. Sell

Jonathan J.K. Taylor

(b)	Not applicable

Item 6 - Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Manager are included as Exhibit (d).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) During the period ended December 31, 2017, there was a change to the Portfolio Managers identified in the Registrant’s Semi-Annual Report on Form N-CSR filed on September 6, 2017. The information in the table below is as of March 8, 2018.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Currently Managing Director and group head of equities as well as a member of the executive committee responsible for Aberdeen’s day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.
Nicholas Yeo Director and Head of Equities (Hong Kong) Asia Equities	Responsible for Asian equities portfolio management.	Currently the Head of China/Hong Kong Equities Team for Aberdeen Asset Management Asia Limited since 2007. Mr. Yeo Joined Aberdeen in 2000 via the acquisition of Murray Johnstone.
Nicholas Chui Investment Manager Asia Equities	Responsible for equity portfolio management.	Currently an Investment Manager on the China/Hong Kong Equities Team. Mr Chui joined Aberdeen in 2011 upon completion of an internship with the team in 2010. Mr. Chui holds a Bachelor of Accountancy from the Singapore Management University and is a Chartered Accountant of Singapore and is a CFA® charterholder.
Flavia Cheong Head of Equities - Asia Pacific ex Japan (Singapore)	Responsible for company research and oversight of portfolio construction.	Currently Head of Equities – Asia Pacific ex Japan. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2) The information in the table below is as of December 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)

Hugh Young	Registered Investment Companies	23	$12,552.38	0	$0

	Pooled Investment Vehicles	81	$43,570.51	1	$424.76

	Other Accounts	115	$33,830.75	16	$5,641.25

Nicholas Yeo	Registered Investment Companies	23	$12,552.38	0	$0

	Pooled Investment Vehicles	81	$43,570.51	1	$424.76

	Other Accounts	115	$33,830.75	16	$5,641.25

Nicholas Chui	Registered Investment Companies	23	$12,552.38	0	$0

	Pooled Investment Vehicles	81	$43,570.51	1	$424.76

	Other Accounts	115	$33,830.75	16	$5,641.25

Flavia Cheong	Registered Investment Companies	23	$12,552.38	0	$0

	Pooled Investment Vehicles	81	$43,570.51	1	$424.76

	Other Accounts	115	$33,830.75	16	$5,641.25

     Total Assets are as of December 31, 2017 and have been translated into U.S. Dollars at a rate of £1.00 = $1.35.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Registrant and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Registrant from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading,

Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Registrant’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Registrant to compete against such model delivery clients that hold and trade in a same security as the Registrant.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading global asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive global employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or, after August 14, 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and to consider market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2017
Hugh Young	None
Nicholas Yeo	None
Flavia Cheong	None
Nicholas Chui	None

(b) Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2017 through January 31, 2017	13,117	$8.97	13,117	403,813
February 1, 2017 through February 28, 2017	14,100	$9.31	14,100	389,713
March 1, 2017 through March 31, 2017	8,500	$9.73	8,500	381,213
April 1, 2017 through April 30, 2017	0	None	0	381,213
May 1, 2017 through May 31, 2017	0	None	0	381,213
June 1, 2017 through June 30, 2017	0	None	0	381,213

July 1, 2017 through July 31, 2017	0	None	0	381,213
August 1, 2017 through August 31, 2017	0	None	0	381,213
September 1, 2017 through September 30, 2017	0	None	0	381,213
October 1, 2017 through October 31, 2017	0	None	0	381,213
November 1, 2017 through November 30, 2017	0	None	0	440,840
December 1, 2017 through December 31, 2017	0	None	0	440,840
Total	35,717	$9.29	35,717	--

(1)

The Registrant’s Board of Directors authorized management to continue to make open market purchases from time to time in a maximum aggregate amount of up to 5% of the Fund’s outstanding shares, determined on October 31, 2017, over a one year period. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2(f) is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Registrant’s Proxy Voting Policies

(d)	Investment Manager’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aberdeen Greater China Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: March 8, 2018

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: March 8, 2018